Exhibit 99.1

Greenland Energy Company

A New Energy Frontier

Through business accommodation agreement Pelican Acquisition, Greenland Exploration, and March GL Company shall merge into Greenland Energy Company.

This presentation (this "Presentation") is being furnished for the exclusive use of, and solely for the purpose of assisting, the parties (such parties, together with their subsidiaries and affiliates, the "Recipients") to whom it is addressed in making their independent evaluation with respect to a proposed business combination (the "Business Combination") by and among Pelican Holdco, Inc. ("Holdco"), Pelican Acquisition Corporation ("SPAC"), Greenland Exploration Limited ("Greenland"), and March GL Company ("March GL", and together with Greenland, each a "Company" and collectively, the "Companies").

This information is being distributed to the Recipients on a confidential basis and may not be reproduced or used, in whole or in part, for any other purposes, nor may it be disclosed or otherwise made available to any third party. By receiving this information, Recipients, their affiliates and representatives agree to maintain the confidentiality of the information contained herein. Without the express prior written consent of each of the parties, this Presentation and any information contained herein may not be (i) reproduced (in whole or in part), (ii) copied at any time, (iii) used for any purpose other than the Recipients' evaluation of the parties and the Business Combination or (iv) provided to any person except the Recipients' employees and advisors with a need to know who are advised of the confidentiality of the information. This Presentation supersedes and replaces all previous oral or written communications between Holdco, the Companies and SPAC relating to the subject matter hereof. The provision of this Presentation shall not be taken as any form of commitment on the part of Holdco, the Companies and SPAC to proceed with any negotiations of the Business Combination or any other transaction, and Holdco, the Companies and SPAC reserve the right to discontinue discussions or negotiations regarding any transaction at any time and for any reason or no reason.

No Representations or Warranties

No representations or warranties, express or implied, are given in, or in respect of, the accuracy or completeness of the information contained in this Presentation or any other information (whether written or oral) that has been or will be provided to you. To the fullest extent permitted by law, neither Holdco, the Companies and SPAC, nor any of their respective subsidiaries, equity holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents shall be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its accuracy or sufficiency, its omissions, its errors, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be inclusive of all of the information necessary to make an evaluation of Holdco, the Companies, SPAC or the Business Combination. Viewers of this Presentation should each make their own evaluation of Holdco, the Companies and SPAC and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot, and are not intended to, address your specific investment objectives, financial situations, or financial needs.

Forward-Looking Statements

This Presentation contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Holdco, the Companies, SPAC and the proposed Business Combination. Any statements other than statements of historical fact contained in this Presentation, including statements regarding the anticipated benefits and timing of the completion of the Business Combination, statements about each Company's market opportunity and the potential growth of that market, Each Company's strategy, outcomes and growth prospects, trends in each Company's industry and markets and the competitive environment in which each Company operates, are forward-looking statements. These forward-looking statements generally are identified by the words "believe," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Forward-looking statements (including projections) are predictions, and other statements about future events or conditions that are based on current expectations, estimates and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, which factors will be discussed in documents of Holdco and SPAC filed, or to be filed, with the Securities and Exchange Commission ("SEC"). You should carefully consider the risks and uncertainties described in the "Risk Factors" section of the registration statement on Form S-4 and proxy statement/prospectus that will be filed by Holdco, and other documents that will be filed by Holdco and SPAC from time to time with the SEC. These filings do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. The Recipients are cautioned not to put undue reliance on forward-looking statements, including projections, and Holdco assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, any change in their expectations, conditions or circumstances on which any such statement is based, or otherwise. Neither Holdco, the Companies nor SPAC gives any assurance that either Holdco, the Companies or SPAC will achieve its expectations.

Industry and Market Data

In this Presentation, Holdco, the Companies and SPAC rely on and refer to certain information and statistics regarding the markets and industries in which each Company competes. Such information and statistics are based on each of the Company's management's estimates and/or obtained from third-party sources, including reports by market research firms and company filings. While Holdco, the Companies and SPAC believe such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information. Neither Holdco, the Companies nor SPAC has independently verified the accuracy or completeness of the information provided by the third-party sources. Each of Holdco, the Companies and SPAC expressly disclaim any responsibility or liability for any damages or losses in connection with the use of such information herein.

Trademarks

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and each of Holdco's, the Companies' or SPAC's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, © or ® symbols, but Holdco, the Companies and SPAC will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

No Offer or Solicitation

This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination or (ii) an offer to sell, a solicitation of an offer to buy or a recommendation to purchase any security of Holdco, the Companies, SPAC or any of their respective affiliates. No such offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE PROPOSED TRANSACTION, ANY SECURITIES OR DETERMINED IF THIS PRESENTATION IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional Information and Where to Find It

In connection with the Business Combination, Holdco intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a document that serves as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all SPAC shareholders. Holdco and SPAC will also file other documents regarding the Business Combination with the SEC. Before making any voting or investment decision, investors, shareholders and other interested persons of Holdco, the Companies and SPAC are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with Business Combination carefully and in their entirety as they become available because they will contain important information about the Business Combination.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Holdco and SPAC through the website maintained by the SEC at www.sec.gov.

The documents filed by Holdco and SPAC with the SEC also may be obtained free of charge, once available, on the SEC's website at www.sec.gov or by directing a request to: Pelican Holdco Inc.,1185 Avenue of the Americas, Suite 304, New York, NY 10036 or Pelican Acquisition Corporation, 1185 Avenue of the Americas, Suite 304, New York, NY 10036, respectively.

Participants in Solicitation

Holdco, the Companies, SPAC and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from SPAC's shareholders in connection with the Business Combination. A list of the names of the directors and executive officers of Holdco, the Companies and SPAC, and information regarding their interests in the Business Combination and their ownership of SPAC's securities are, or will be, contained in Holdco's and SPAC's filings with the SEC. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SPAC's shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus included in the Form S-4 for the Business Combination, which is expected to be filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

Use of Projections and Estimates

This presentation contains projections and estimates. These projections and estimates have not been audited or reviewed, nor has any auditor compiled or performed any procedures with respect to the projections and estimates for the purpose of their inclusion in this presentation, and accordingly, no such auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections and estimates are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the projected information are inherently uncertain and are subject to a wide variety of significant business, regulatory, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projected information. Even if the assumptions and estimates are correct, projections and estimates are inherently uncertain due to a number of factors outside our control. Accordingly, there can be no assurance that the projected results are indicative of our future performance or that actual results will not differ materially from those presented in the projected information. Inclusion of the projected information in this presentation should not be regarded as a representation by any person, including, without limitation, Holdco, the Companies, or SPAC, that the results contained in the projected information will be achieved.

1

Exclusive Licenses for Over 2 Million Acres in Greenland's Jameson Land Basin:

One of the Largest Supergiant Unexplored Hydrocarbon Resources



Barentsburg
Longyearbyen
Greenland Sea
Baffin Bay
Greenland
Iceland
Reykjavík

- **Over 2 Million Acres**
  - **3 Licenses covering the entire basin.**
  - **50+ Leads and prospects.**
  - **1,800-line km of quality 2D data covering majority of the basin.**

- **Over 13 Billion Barrels of Gross Oil[1]**

  Denser Seismic Surveys, Evaluation of Deeper Formations, and Unconventional may Significantly Increase Reserves.
  - **Peak daily production could reach an excess of 1.5-2.0+ million barrels per day.**

- **March GL to Explore and Earn up to 70% of the Jameson Land Basin.**
  - **The deal is structured to incentivize rapid and thorough exploration of one of Greenland's largest undeveloped energy assets.**
    - **Funding:** March GL funds 100% of initial drilling at Jameson Land Basin - $40mm for the first well, and $20mm for the second well.
    - **Interest Earning:**
      - Initially appointed as Field Operations Manager.
      - 50% of entire basin after first well.
      - 70% of entire basin after second well.

1: Independent engineering report prepared by Sproule-ERCE report September 1, 2025 over 13 billion barrels of gross oil, 9.1 billion barrels of net oil (P10). The Company estimates the Jameson Land Basin may have significantly more barrels of oil with further evaluation of the deeper horizons, more densely conducted seismic surveys, and evaluation of unconventional resources.

2

Operations and Logistics Team
Leading Industry Veterans


Logistics and Service Provider
HALLIBURTON


Engineering
IPT
WELL
SOLUTIONS


Drilling Operations
STAMPEDE
DRILLING INC.

Halliburton, IPT, and Stampede Drilling are mobilizing their personnel and equipment to Optimally Positioned Wells (OPW 1 and OPW 2)

3

Over $280 Million Invested in the Project

Primed for Drilling

ARCO Investment
(in 2025 dollars)

- Seismic
- Field Work
- Data Processing and Interpretation

$275 MM

80 Mile Equipment

- D9 Bulldozer
- Housing for 40+ workers
- Generators and other equipment

80 Mile and March GL
Modern Data Processing, Engineering and Logistical Spend

- Seismic reprocessing
- Lidar and gravity
- Logistics

$8 MM


Drill-Ready Project with over $280 Million Invested

4

ARCO Discovered Prudhoe Bay - The Largest Oil Field in North America

The engine of Alaska's Economy since 1970s - 13 billion barrels, 1.5 Million BOE/day peak[1]

Jameson Land Basin has the same potential[2]

ARCO's Contribution[3]	Why ARCO Had to Relinquish[4]
Ranked Jameson Land Basin as top hydrocarbon prospect in Greenland – with similar 70 degrees Latitude as Prudhoe Bay	Oil price collapse (1985–1986)
Conducted field mapping, seismic, gravity, and magnetic data acquisition	Corporate restructuring and cost-cutting (12,000 jobs cut 1985–1987)
Identified significant resource potential with estimates of tens of billions of barrels	Extreme royalties and cash crunch disincentivized ARCO from drilling the first well

Jameson Land Basin was ARCO's top prospect that was never drilled

1: https://dec.alaska.gov/spar/ppr/response/sum_fy06/060302301/factsheets/060302301_factsheet_PB.pdf#:~:text=in%20North%20America%20and%20the,A%20confirmation%20well%20was%20drilled
2: P10 Resource Estimate, Sproule-ERCE September 1, 2025 Report
3: ARCO Internal Report, 01/06/1987
4: https://www.company-histories.com/Atlantic-Richfield-Company-Company-History.html

5

Arctic Resources

USGS[1] Estimates the Arctic Circle contains[2,3]:

- 30% of the world's undiscovered natural gas resources
- 13% of the world's undiscovered oil resources
- 7 basins with over 360 billion BOE, including the East Greenland Rift Basin

Much of this area has been closed due to government policy and sanctions


ROUTES + RESOURCES
NORTHWEST PASSAGE
NORTHEAST PASSAGE
NORTHERN SEA ROUTE
ARCTIC BRIDGE ROUTE
GAS + OIL FIELDS
OFFSHORE OIL DISCOVERY
OIL DISCOVERY
ARCTIC PORT
ALASKA
CANADA
GREENLAND

★ Jameson Land Basin

1: United States Geological Survey
2: Arctic oil and natural gas resources - U.S. Energy Information Administration (EIA)
3: https://geology.com/articles/arctic-oil-and-gas/

6

PLAY ANALOGUES

Jameson Land Basin – Mid Norway / Barents Sea



Barents Sea
Jameson Land Basin
Mid Norway

- **Triassic – Jurassic**
  - Transition from fluvial playa to lacustrine delta to shoreface marine clastics
    - Goliat, Johan Castberg, Skalle - Barents Sea
    - Heidrun, Skuld - Mid Norway,
    - Strathmore - East Solan Basin, UKCS

- **Upper Permian**
  - Carbonate build-ups on local highs (Loppa High, Barents Sea)
  - Inter-high platform carbonates and clastics (Loppa High, Barents Sea)
  - Deeper basinal shales



Age Ma
Period
Epoch
Stage
Formation
East Greenland
Barents Sea / Mid Norway
Formation
CRETACEOUS
JURASSIC
TRIASSIC
PERMIAN
LATE
EARLY
MIDDLE
Lopin-gian
Guada-lupian
Cisura-lian
MAASTRICHTIAN
CAMPANIAN
SANTONIAN
CONIACIAN
TURONIAN
CENOMANIAN
ALBIAN
APTIAN
BARREMIAN
HAUTERIVIAN
VALANGINIAN
BERRIASIAN
TITHONIAN
KIMMERIDGIAN
OXFORDIAN
CALLOVIAN
BATHONIAN
BAJOCIAN
AALENIAN
TOARCIAN
PLIENSBACHIAN
SINEMURIAN
HETTANGIAN
RHAETIAN
NORIAN
CARNIAN
LADINIAN
ANISIAN
OLENEKIAN
INDUAN
CHANGHSINGIAN
WUCHIAPINGIAN
CAPITANIAN
WORDIAN
ROADIAN
KUNGURIAN
ARTINSKIAN
SAKMARIAN
ASSELIAN
Hesteelv
Raukelv
Hareelv
Olympen
Fossilbjerget
Pelion
Neill Klinter
Kap Stewart
Fleming Fjord
Gipsdalen
Pingo Dal
Wordie Creek
Schuchert Dal
Ravnefjeld
Wegener Halvø
Karstryggen
Huledal
Open marine, oil prone shales
Lacustrine shales and flood plain coaly shales and coals
Lacustrine, oil prone shales
Marine, oil prone shales
Spekk
Melke
Garn
Not
Tofte
Ile
Ror
Tilje
Are
Grey Beds
Red Beds
Evaporites
Deltaic/Paralic shale
Marine shale
Lacustrine shale
Deep marine sands
Shallow marine sands
Conglomerate
Non-marine sands
Marine dolomites
Lacustrine dolomites
Lacustrine limestones
Marine limestones
Carbonate bioherms

7

D i r ec t H y d r oca r bo n O bse r va t i ons O i l a n d G as S ee p s A t S ur f a ce a n d G e n e ti c M a t c h t o N o r th S e a O i l 8

P r opose d W e l l Loca t i ons Fi r s t Loc a ti o n – O P W 1 (2 . 9 Billi o n B a r r e l s 1 ) 1 : P 1 0 R e s o u r c e Es t i m a t e , S p r o u l e - ER CE S e p t e m b e r 1 , 202 5 R e po rt 9

Proposed Well Locations

First Location – OPW 1 (2.9 Billion Barrels[1])


Line 1
2015/13
OPW 1
2015/14
Line 2

ARCO seismic data reprocessed with advanced technology

SW NE


SW
NE
JL88/89_36d
R
R
C
S

OPW 1


Line JL 86_12v_JL89_12d
Line JL86_6v
NW
SE
TWT (secs)
Upper Jurassic
Mid Jurassic
Lower Jurassic
Upper Triassic
Lower Triassic
Permian
Pre-Permian
top Pelion
top Neill Klinter
top Kap Stewart
top Flemming Fjord
top Gipsdalen
top Pingo Dal
top Wordie Creek
base Triassic
base Permian
Lead PE
Lead KS2
Lead KS1
Lead NK2
Lead KSC
Lead G5
Lead FFB
Lead GA
Lead G4/G3
Lead G2
Lead P5
Lead PF
Line JL87_05d_JL86_05v

1: P10 Resource Estimate, Sproule-ERCE September 1, 2025 Report

10

Proposed Well Locations

Second Location – OPW 2 (1.1 Billion Barrels[1])


2015/13
OPW 2
OPW 11
OPW 13
OPW 10
OPW 12
OPW 1
OPW 3
OPW 2
OPW 4


JL88_30v_JL88_30d_reproc_2017, 930.74
- JL87_5d_JL86_5v_reproc_2017 -
NW
SE
Top Neill Klinter
Mid Jurassic shallow marine lead
RESERVOIR
Top Kap Stewart


JL88_40v_reproc_2017, 406.71 JL86_10v_reproc_2CJL89_38d_JL88_38v_reproc_2017, 3522.98
NW
SE
Top Kap Stewart
RESERVOIR
Top Fleming Fjord
Base Triassic
Top Gipsdalen

1: P10 Resource Estimate, Sproule-ERCE September 1, 2025 Report

11

Largest Oil Fields in the World (Now Significantly Depleted)

Jameson Land Basin Holds the Potential For Being a Top Oil Field in the World

Field Name	Location	Recoverable Oil (Billion Barrels)	Current Daily Production (Million Barrels)
Ghawar Field	Saudi Arabia	88+	3.8
Burgan Field	Kuwait	66+	1.7
Gachsaran Field	Iran	66	0.48
Bolivar Coastal Field	Venezuela	30+	2.6-3.0
Safaniya Oil Field	Saudi Arabia	30	1.2
Kashagan Field	Kazakhstan	30	0.40
Aghajari Field	Iran	28	0.44
Tengiz Field	Kazakhstan	26+	0.65
Ahvaz Field	Iran	25	0.75
Upper Zakum Oil Field	UAE	21	0.75
Cantarell Field	Mexico	18+	0.16
Daqing Field	China	16	0.60
Jameson Land Basin	Greenland	13+	1.5-2.0+ (Peak)

Independent engineering report prepared by Sproule-ERCE indicates 13+ billion barrel of oil (P10).
The Company estimates the Jameson Land Basin may have significantly more barrels of oil with further evaluation of the deeper horizons, more densely conducted seismic surveys, and evaluation of unconventional resources.

https://www.worldwide-rs.com/blog/2023/08/unveiling-the-worlds-largest-oil-fields/

12

Jameson Land Basin Supergiant Oil Field - Energy Security and Independence

Jameson Field has the Potential to be Lower-Cost Producer

Prudhoe Bay

- Prudhoe Bay $5+/bbl breakeven in 1970s
- This was with 1960s-70s technology and zero arctic infrastructure
- Modern arctic supply chains (ice-class tankers, modular plants, remote operations) offer reduced logistics costs vs. 1970s Arctic operations
- Jameson Land Basin oil: ~40° API, light, higher Brent Crude pricing

Modern technology and supergiant scale economics of Jameson Land Basin may achieve competitive breakeven in the $25+ per-barrel range.

U.S. shale average breakeven of $61 to $70/bbl.


Average WTI price needed for U.S. oil and gas producers to stay profitable by well status in selected U.S. oilfields as of 2025 (in U.S. dollars per barrel)
Permian (other)
45
70
Permian (Delaware)
33
62
Eagle Ford
26
62
Permian (Midland)
35
61
Other U.S. (non-shale)
45
66
Other U.S. (shale)
41
63
0
10
20
30
40
50
60
70
80
Breakeven price in U.S. dollars per barrel
New wells
Existing wells
Source
Dallas Fed
© Statista 2025
Additional Information:
United States; March 12 to 20, 2025; 87-91; Executives in exploration and production firms

Large-scale potential reserves

Lower-cost supply alternative when prices drop

Reduce U.S. & European vulnerability to volatile energy suppliers

https://iseralaska.org/static/legacy_publication_links/formal/fppapers/fpp11.pdf

https://dspace.mit.edu/bitstream/handle/1721.1/43131/24592617-MIT.pdf?sequence=2&isAllowed=y

https://www.nytimes.com/1977/03/22/archives/3-us-concerns-want-full-price-for-prudhoe-bay-oil.html

https://onepetro.org/spe/general-information/2020/Prudhoe-Bay-field

https://www.statista.com/statistics/748207/breakeven-prices-for-us-oil-producers-by-oilfield/

13

A Case Study: Norway, North Sea, and Barents Sea Production
USD $1.9 Trillion Sovereign Wealth Fund Built with Energy Resources

Norway Energy Industry[1]

- Norway's petroleum industry began after the discovery of the Groningen gas field in the Netherlands, which highlighted the North Sea's potential.
- Key example: Ekofisk (discovered 1969, Phillips Petroleum), initial reserves of 3.4 billion barrels, still producing after 50+ years.
- Approximately ~2 million BOE/day, accounting for ~2% of global oil supply.

Denmark Energy Industry[3]

- Production began in 1972
- Peak Production was 389,163 barrels/day in 2004.
- Denmark was self-sufficient in oil and gas from 1997 to 2013.
- Net exporter until early 2020s.

Norway Government Pension Fund Global[2]



Total market value ($USD trillion)
$2.0
$1.8
$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$-
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

- Established in 1990 to manage surplus petroleum revenues for long-term benefits.
- Largest sovereign wealth fund globally, with $1.9 trillion in assets as of June 2025.
- ~USD $340k per Each Norwegian.
- Holds 1.5% of all listed companies worldwide, investing in over 8,500 firms across 70+ countries.

Denmark revenues from oil and gas in the North Sea $65 billion+[4]



Government Share of Oil Revenues ($billions)
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

- Oil revenues are integrated into general budget, funding universal healthcare (100% coverage), free education, social services and renewable energy development.
- Many Danish infrastructure projects partly funded by oil revenues.

1: Country Analysis Brief Norway, EIA, August 2024
2: https://www.nbim.no/en/investments/the-funds-value/

3: https://www.ceicdata.com/en/indicator/denmark/crude-oil-production
4: https://eng.nordsoefonden.dk/oil-and-gas/oil-and-gas-in-denmark

14

October 2025 Beach Landing on Jameson Land

The tugboat and barge are enroute with the road and pad building equipment.
D9 Bulldozer, Excavator, Backhoe, Generator, Trucks, Crane, and Housing

Equipment will be in place to begin 3-mile road to OPW 1 in Q1 2026







15

Summer 2026 the ship expects to sail for Jameson Land with Stampede drilling rig, equipment and Halliburton Services


NORDIKA DESGAGNÉS

M/V Nordika Desgagnés

16

Equipment Mobilization October 2025

First Well Expected to be Drilled Summer 2026


Mariusaq -> Nuuk -> Jameson Land
11/27
Mariusaq
Casper Arrival in Mariusaq With Barge
Nuuk
9/2
Heavy Equipment Transport to Nuuk
Heavy Equipment Maintenance
11/27
Nuuk to Jameson Land Voyage
Construction Approvals
Ship Arrives in Jameson Land
Civil Construction Works
11/27
Erect Temp. Camp Facilities
Build Beach Landing
Build Road to OPW-1
Prepare OPW-1 Drill Site
Build Freshwater Pond
Build Road from OPW-1 to OPW-6
Prepare OPW-6 Drill Site
Drilling Permit
Long Lead Equipment Purchases
5/1
Purchase Casing
Purchase Wellhead
Purchase Trucks & Cranes
Purchase Tools
Purchase Camp Provisions
Mobilization of Services
6/20
Mobilize Halliburton Cement Equipment
Mobilize Drilling Fluids
Mobilize Logging Services
Mobilize Leased Fuel Containers
Mobilize Mug Logging Services
Mobilize Drilling Rig
Montreal to Greenland
6/20
Load Equipment
Ship Departs
Ocean Voyage
Ship Arrives
Personal Arrives
Unloading at Jameson land, Greenland
Site Preparation
7/22
Trucking Equipment to Site
Assemble Camp
Assemble Warehouses
Set up Communications & Safety Systems
Install Potable Water System
Prepare to Drill
7/29
Pre-Spud Meeting
Rug Up, Prep Tools, etc.
Drill OPW-1
11/2
Spud & Set Conductor
Drill Surface
Drill Intermediate
Run Open-Hole Intermediate Logs
Run & Cement Intermediate Casing
Drill Production
Reach TD
Run Open-Hole Production Logs
Run Production Casing
Cement & Finish Well
Rig Down & Prepare to Move
Move to OPW-6
1/1
Move Rig & Critical Equipment
Move Camp
Drill OPW-6
4/1
Spud & Set Conductor
Drill Surface
Drill Intermediate
Run Open-Hole Intermediate Logs
Run & Cement Intermediate Casing
Drill Production
Reach TD
Run Open-Hole Production Logs
Run Production Casing
Cement & Finish Well
Rig Down & Prepare to Move
HALLIBURTON

Permitting complete for placement of earth moving equipment, working with Greenland MLSA (Mineral License and Safety Authority) for timing of permits.

17

Transaction Summary

Transaction Structure

- Pelican will re-domesticate to Texas from the Cayman Islands prior to closing
- Pelican, Greenland, and March GL shall merge into subsidiaries of Pelican Holdco, Inc., a newly formed Texas corporation to be renamed Greenland Energy Company in connection with the transaction
- Existing March GL shareholders will receive an aggregate of 20 million shares of Greenland Energy Company common stock (valued at $200 million)
- Existing Greenland Exploration shareholders will receive an aggregate of 1.5 million shares of Greenland Energy Company common stock (valued at $15 million)
- Pelican shareholders will receive one share of Greenland Energy Company common stock for each share of Pelican common stock currently held (subject to redemptions)

Sources & Uses ($mm) (1)

Sources	
Shares Issued to March GL Shareholders	$200.0
Shares Issued to Greenland Shareholders	$15.0
Pelican cash in trust(1)	$86.3
Total Sources	$301.3

Uses	
Equity Consideration to Greenland and March GL Shareholders	$215.0
Cash to Balance Sheet	$76.3
Estimated Fees & Expenses (1)	$10.0
Total Uses	$301.3

Illustrative Pro Forma Valuation & Ownership (2)

Pro Forma Valuation ($mm, except per share)

Share Price	$10.00
Total Shares Outstanding	33.672
Equity Value	$336.7
Less: Pro Forma Cash	$76.3
Plus: Debt	$0
Enterprise Value	$260.4

Pro Forma Ownership (2) (mm shares)

	NO. of Shares	%
Public Shareholders	9.488	28.2%
Sponsor Shareholders	2.390	7.1%
March GL Shareholders	20.000	59.4%
Greenland Shareholders	1.500	4.5%
Underwriters Shareholders	0.295	0.9%
Total Shares Outstanding	33.672	100.0%


5%
1%
28%
7%
59%
Public Shareholders
Sponsor Shareholders
March GL Shareholders
Greenland Shareholders
Underwriter Shareholders

(1) Assume no redemptions from Pelican's trust account and estimated transaction expenses of $10 million.
(2) Assume no redemptions from Pelican's trust account, shares converted from rights are included in public share count, and 718,750 common shares held by Pelican sponsor are cancelled.

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